UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

Dreyfus Manager Funds II
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Balanced Opportunity Fund

ANNUAL REPORT November 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Balanced Opportunity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Balanced Opportunity Fund, covering the 12-month period from December 1, 2016 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. U.S. and international stocks continued to rally in 2017 as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over much of 2017.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2016 through November 30, 2017, as provided by Keith Stransky, Asset Allocation Portfolio Manager, Brian Ferguson, John C. Bailer, George E. DeFina, Mark A. Bogar, CFA, James A. Lydotes, CFA, Andrew Leger, and David Bowser, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2017, Dreyfus Balanced Opportunity Fund’s Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares, and Class Z shares produced total returns of 11.42%, 10.62%, 11.64%, 11.69%, 11.74%, and 11.59%, respectively.1 In comparison, the fund’s benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of 22.86% and 3.21%, respectively, for the same period.2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index, produced a total return of 14.65% for the same period.4

U.S. stocks rose sharply and bonds produced mixed results amid improving economic growth prospects, expectations of business-friendly government reforms, and fluctuating interest rates. The fund lagged the Customized Blended Index, primarily due to the emphasis in its equity portfolios on value-oriented stocks, which generally trailed market averages. For this period, where equities had outperformed bonds by a wide margin, the fund, which owns both stocks and bonds, lagged the equity-based S&P 500® Index and outperformed the bond-based Bloomberg Index.

The Fund’s Investment Approach

The fund seeks high total return, through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% in fixed-income securities, and between 75% and 50% in equities. The fund has appointed an asset allocation manager who will allocate fund assets among the fund’s equity portfolio managers and the fund’s fixed income portfolio managers, based on an assessment of the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally.

Among stocks, we strive to create a broadly diversified portfolio that includes a blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero coupon bonds, and money market instruments.

Economic Growth and Investor Sentiment Bolstered Stocks

The unexpected result of the 2016 presidential election energized equity markets early in the reporting period as investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending. In 2017, encouraging

DISCUSSION OF FUND PERFORMANCE (continued)

economic data and a declining unemployment rate continued to support investor confidence, driving broad stock market indices to a series of new highs throughout the year. This environment proved especially favorable for growth-oriented companies, which substantially outperformed their value-oriented counterparts.

U.S. bonds produced mixed results. Corporate-backed securities benefited from expectations of rising earnings and lower corporate taxes, but U.S. government securities were constrained early and late in the reporting period by rising long-term interest rates. In addition, the Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period.

Value-Oriented Stocks Constrained Fund Performance

While the fund participated significantly in the Customized Blended Index’s gains, a bias toward value-oriented stocks undermined relative results. Most notably, the fund held underweighted exposure to high-flying stocks in the information technology sector. Conversely, an overweighted position in the lagging energy sector proved counterproductive. From a security selection perspective, the fund’s holdings of media stocks in the consumer discretionary sector were hurt by concerns surrounding competition from digital advertising. In the consumer staples sector, food and beverage companies struggled with a shifting competitive landscape in the grocery industry.

The fund produced better relative results through its asset allocation strategy, which emphasized stocks over bonds. The fund achieved successful stock selections in the industrials sector, where the fund did not hold lagging conglomerate General Electric. A focus on refiners in the energy sector also added a degree of value.

Among bonds, overweighted exposure to corporate bonds helped support performance compared to the Bloomberg Index, as did mildly defensive yield-curve and duration postures at times when interest rates climbed. Holdings of credits backed by oil-and-gas pipelines fared especially well. On a more negative note, lower-coupon mortgage-backed securities encountered weakness early in the reporting period.

Investing in an Expanding Economy

While we expect the U.S. economic expansion to persist, we are concerned that equity returns may be more muted in 2018 in the wake of the reporting period’s robust gains. In addition, bonds may be vulnerable to rising interest rates and a less accommodative monetary policy from the Fed.

Therefore, during the reporting period we reduced the fund’s equity allocation to a less overweighted position, and we shifted those assets into the fund’s cash reserves. We expect to redeploy cash into stocks or bonds as opportunities arise to purchase investments at more attractive prices.

December 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through March 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 Source for Customized Blended Index is FactSet.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Balanced Opportunity Fund Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares and Class Z shares and the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Customized Blended Index”)

† Source: Lipper Inc.

†† Source: FactSet.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class J, Class Y and Class Z shares of Dreyfus Balanced Opportunity Fund on 11/30/07 to a $10,000 investment made in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/30/04	5.00%	8.32%	5.04%
without sales charge	1/30/04	11.42%	9.61%	5.66%
Class C shares
with applicable redemption charge †	1/30/04	9.62%	8.80%	4.86%
without redemption	1/30/04	10.62%	8.80%	4.86%
Class I shares	1/30/04	11.64%	9.87%	5.93%
Class J shares	3/16/87	11.69%	9.88%	5.88%
Class Y shares	9/30/16	11.74%	9.88%††	5.94%††
Class Z shares	12/17/04	11.59%	9.79%	5.76%
S&P 500® Index		22.86%	15.73%	8.30%
Bloomberg Barclays U.S. Aggregate Bond Index		3.21%	1.98%	3.99%
Customized Blended Index		14.65%	10.17%	6.86%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Balanced Opportunity Fund from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017
	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$6.21	$10.07	$4.92	$4.92	$4.76	$5.28
Ending value (after expenses)	$1,063.50	$1,059.90	$1,064.80	$1,065.20	$1,065.20	$1,064.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$6.07	$9.85	$4.81	$4.81	$4.66	$5.16
Ending value (after expenses)	$1,019.05	$1,015.29	$1,020.31	$1,020.31	$1,020.46	$1,019.95

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, .95% for Class I, .95% for Class J, .92% for Class Y and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 25.0%
Asset-Backed Certificates - .3%
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/22	205,000	[a]	204,765
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	2.22	1/17/35	373,635	[a,b]	376,662
Verizon Owner Trust, Ser. 2017-3A, Cl. A1A	2.06	4/20/22	400,000	[a]	399,362
				980,789
Asset-Backed Ctfs./Auto Receivables - 1.0%
AmeriCredit Automobile Receivable Trust, Ser. 2017-4, Cl. A3	2.04	7/18/22	500,000		498,875
AmeriCredit Automobile Receivables Trust, Ser. 2014-1, Cl. C	2.15	3/9/20	491,176		491,972
AmeriCredit Automobile Receivables Trust, Ser. 2015-3, Cl. C	2.73	3/8/21	435,000		438,021
Capital Auto Receivables Asset Trust, Ser. 2014-1, Cl. C	2.84	4/22/19	149,958		150,127
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/23	170,000		169,286
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/20/23	170,000	[a]	169,721
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. B	2.14	6/20/19	155,000		155,084
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. C	2.50	6/20/19	450,000		450,337
Hyundai Auto Lease Securitization Trust, Ser. 2017-C, Cl. A3	2.12	2/16/21	315,000	[a]	314,616
Hyundai Auto Lease Securitization Trust, Ser. 2017-C, Cl. A4	2.21	9/15/21	295,000	[a]	294,480
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/21	40,000	[a]	39,865
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/24	50,000	[a]	49,806
				3,222,190
Commercial Mortgage Pass-Through Ctfs. - .4%
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. A4	3.18	2/10/48	555,000		564,722
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/50	465,000		484,839

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 25.0% (continued)
Commercial Mortgage Pass-Through Ctfs. - .4% (continued)
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A, 1 Month LIBOR + .70%	1.95	6/15/34	335,000	[a,b]	335,620
				1,385,181
Consumer Discretionary - .5%
21st Century Fox America, Gtd. Notes	4.00	10/1/23	55,000		57,788
21st Century Fox America, Gtd. Notes	6.65	11/15/37	175,000		228,461
Amazon.com, Sr. Unscd. Notes	4.05	8/22/47	175,000	[a]	182,903
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/25	185,000		195,715
Comcast, Gtd. Notes	6.50	11/15/35	135,000		180,516
Cox Communications, Sr. Unscd. Notes	4.60	8/15/47	140,000	[a]	140,071
NBCUniversal Media, Gtd. Notes	5.15	4/30/20	240,000		256,626
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	65,000		68,053
Sky, Gtd. Notes	3.75	9/16/24	265,000	[a]	272,599
Time Warner, Gtd. Debs.	5.35	12/15/43	140,000		152,312
				1,735,044
Consumer Staples - .3%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	160,000		181,024
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/25	215,000		221,555
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/39	140,000		180,223
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	150,000	[a]	160,124
Reynolds American, Gtd. Notes	4.85	9/15/23	75,000		81,736
				824,662
Energy - 1.0%
BP Capital Markets, Gtd. Bonds	2.32	2/13/20	460,000		461,809
Concho Resources, Gtd. Notes	4.88	10/1/47	60,000		63,692
ConocoPhillips, Gtd. Notes	4.95	3/15/26	280,000		316,052

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 25.0% (continued)
Energy - 1.0% (continued)
Energy Transfer, Sr. Unscd. Notes	4.90	2/1/24	340,000		360,650
Energy Transfer, Sr. Unscd. Notes	5.95	10/1/43	220,000		231,977
EQT, Sr. Unscd. Notes	8.13	6/1/19	225,000		243,783
EQT, Sr. Unscd. Notes	3.00	10/1/22	20,000		19,815
EQT, Sr. Unscd. Notes	3.90	10/1/27	165,000		162,062
Kinder Morgan Energy Partners, Gtd. Notes	6.55	9/15/40	205,000		238,790
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/43	235,000		233,097
MPLX, Sr. Unscd. Notes	4.13	3/1/27	110,000		111,974
MPLX, Sr. Unscd. Notes	5.20	3/1/47	295,000		312,459
Spectra Energy Partners, Sr. Unscd. Notes	2.95	9/25/18	90,000		90,650
Spectra Energy Partners, Sr. Unscd. Notes	4.75	3/15/24	75,000		81,471
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/23	215,000		225,873
				3,154,154
Financials - 2.5%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	265,000	[a]	266,526
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	185,000		186,415
American International Group, Sr. Unscd. Notes	4.88	6/1/22	375,000		406,836
Bank of America, Sr. Unscd. Bonds	2.15	11/9/20	80,000		79,369
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	290,000		312,981
Bank of America, Sr. Unscd. Notes	5.70	1/24/22	50,000		55,837
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	125,000		132,059
Bank of America, Sr. Unscd. Notes	3.88	8/1/25	80,000		83,940
Bank of America, Sr. Unscd. Notes, 3 Month LIBOR + 1.04%	2.40	1/15/19	520,000	[b]	524,726
Capital One Bank USA, Sub. Notes	3.38	2/15/23	300,000		303,628

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 25.0% (continued)
Financials - 2.5% (continued)
Chubb INA Holdings, Gtd. Notes	5.80	3/15/18	45,000		45,500
Citigroup, Sr. Unscd. Notes	4.50	1/14/22	180,000		192,251
Citigroup, Sr. Unscd. Notes	3.88	10/25/23	235,000		245,082
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	260,000		290,926
Citigroup, Sub. Notes	4.75	5/18/46	235,000		253,105
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	250,000		253,040
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1, 3 Month LIBOR + .83%	2.14	3/12/19	365,000	[b]	367,064
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	55,000		55,330
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.10%	2.52	11/15/18	505,000	[b]	508,925
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.60%	3.08	11/29/23	430,000	[b]	448,747
JPMorgan Chase & Co., Sr. Unscd. Notes	4.50	1/24/22	235,000		251,287
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/27	485,000		513,576
KeyBank, Sr. Unscd. Bonds	2.50	11/22/21	250,000		249,559
Lloyds Banking Group, Sub. Notes	4.65	3/24/26	200,000		211,208
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/27	395,000	[a]	387,959
Morgan Stanley, Sr. Unscd. Bonds	3.70	10/23/24	85,000		87,823
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/23	220,000		227,933
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/25	75,000		78,602
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR + 1.18%	2.54	1/20/22	110,000	[b]	111,685
PNC Financial Services, Sr. Unscd. Notes	3.30	3/8/22	120,000		123,751
Principal Financial Group, Gtd. Notes	4.30	11/15/46	125,000		130,971

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 25.0% (continued)
Financials - 2.5% (continued)
Visa, Sr. Unscd. Notes	3.15	12/14/25	155,000	157,995
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/23	175,000	176,393
Wells Fargo & Co., Sub. Notes	4.30	7/22/27	320,000	337,404
				8,058,433
Foreign/Governmental - .3%
Mexican Government, Sr. Unscd. Notes	4.15	3/28/27	285,000	[c] 298,751
Mexican Government, Sr. Unscd. Notes	4.75	3/8/44	120,000	122,880
Panama Government, Sr. Unscd. Bonds	8.88	9/30/27	150,000	219,375
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	215,000	232,872
				873,878
Health Care - .7%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/46	170,000	190,655
AbbVie, Sr. Unscd. Notes	3.20	5/14/26	190,000	188,001
Aetna, Sr. Unscd. Notes	2.80	6/15/23	430,000	422,884
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/25	130,000	129,947
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/26	75,000	77,582
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/46	110,000	123,707
Medtronic, Gtd. Notes	4.63	3/15/45	260,000	296,937
Mylan, Gtd. Notes	3.15	6/15/21	195,000	196,237
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/23	200,000	195,957
Thermo Fisher Scientific, Sr. Unscd. Notes	2.95	9/19/26	195,000	189,719
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/45	155,000	177,935
				2,189,561
Industrials - .5%
Corning, Sr. Unscd. Notes	4.38	11/15/57	155,000	153,081
CSX, Sr. Unscd. Notes	3.35	11/1/25	205,000	208,883

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 25.0% (continued)
Industrials - .5% (continued)
CSX, Sr. Unscd. Notes	2.60	11/1/26	280,000		266,956
ERAC USA Finance, Gtd. Notes	7.00	10/15/37	210,000	[a]	277,446
FedEx, Gtd. Notes	4.40	1/15/47	205,000		213,219
General Electric, Sr. Unscd. Notes, 3 Month LIBOR + .51%	1.87	1/14/19	405,000	[b]	406,535
Republic Services, Sr. Unscd. Notes	3.38	11/15/27	75,000		75,381
Waste Management, Gtd. Notes	4.60	3/1/21	80,000		85,270
				1,686,771
Information Technology - .2%
Alibaba Group Holding, Sr. Unscd. Notes	2.80	6/6/23	200,000		200,652
Broadcom, Gtd. Notes	3.00	1/15/22	300,000	[a]	296,806
Dell International, Sr. Scd. Notes	6.02	6/15/26	70,000	[a]	77,022
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	75,000		78,849
				653,329
Materials - .2%
Dow Chemical, Sr. Unscd. Notes	4.63	10/1/44	230,000		246,989
Glencore Funding, Gtd. Notes	3.00	10/27/22	95,000	[a,c]	94,400
LYB International Finance, Gtd. Bonds	4.00	7/15/23	190,000		198,509
				539,898
Municipal Bonds - .3%
Los Angeles Department of Water and Power, Revenue (Build America Bonds)	5.72	7/1/39	120,000		157,832
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue (Build America Bonds)	6.09	11/15/40	10,000		13,314
Metropolitan Transportation Authority, Revenue (Build America Bonds)	6.55	11/15/31	225,000		295,301
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	425,000		436,734
New York City, GO (Build America Bonds)	5.99	12/1/36	135,000		175,608
				1,078,789

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 25.0% (continued)
Real Estate - .5%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	40,000		40,797
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/29	165,000		175,030
Columbia Property Trust, Gtd. Notes	3.65	8/15/26	435,000		425,000
Digital Realty Trust, Gtd. Bonds	3.70	8/15/27	160,000		160,904
Omega Healthcare Investors, Gtd. Notes	5.25	1/15/26	185,000		193,191
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/25	210,000		214,384
Ventas Realty, Gtd. Notes	3.10	1/15/23	210,000		209,764
Vereit Operating Partner, Gtd. Notes	3.95	8/15/27	190,000		187,994
				1,607,064
Telecommunications - .3%
AT&T, Sr. Unscd. Notes	5.35	9/1/40	85,000		89,062
AT&T, Sr. Unscd. Notes	5.45	3/1/47	430,000		454,658
Telefonica Emisiones, Gtd. Notes	5.21	3/8/47	150,000		165,345
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/25	209,000	[a]	209,117
				918,182
U.S. Government Agencies - 1.0%
Federal Home Loan Mortgage Corp., Notes	4.88	6/13/18	855,000	[d]	870,155
Federal National Mortgage Association, Notes	0.88	12/20/17	2,305,000	[d]	2,304,599
				3,174,754
U.S. Government Agencies Mortgage-Backed - 6.5%
Federal Home Loan Mortgage Corp.:
3.00%, 11/1/46			723,664	d	722,912
3.50%, 12/1/41-11/1/44			3,124,349	[d]	3,220,417
5.50%, 4/1/22-1/1/36			121,269	[d]	132,590
Federal National Mortgage Association:
3.00%, 5/1/30-4/1/46			4,540,314	[d]	4,585,890
3.01%, 2/1/27			1,581,452	[d]	1,603,650
3.50%, 12/1/41-10/1/47			2,395,930	[d]	2,470,216
4.00%, 7/1/41-12/1/43			4,392,486	[d]	4,632,009
4.50%, 2/1/39-9/1/43			2,033,199	[d]	2,183,497
5.00%, 8/1/20-7/1/39			455,880	[d]	495,989

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 25.0% (continued)
U.S. Government Agencies Mortgage-Backed - 6.5% (continued)
5.50%, 9/1/34-5/1/39			79,153	[d]	88,276
8.00%, 3/1/30			113	[d]	114
Government National Mortgage Association I:
5.50%, 4/15/33			23,912		26,798
Government National Mortgage Association II:
3.00%, 1/20/45			993,179		1,002,568
				21,164,926
U.S. Government Securities - 8.1%
U.S. Treasury Bonds	4.50	2/15/36	2,300,000	[c]	2,942,832
U.S. Treasury Bonds	2.25	8/15/46	525,000	[c]	463,805
U.S. Treasury Bonds	2.75	8/15/47	1,145,000		1,124,269
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL + .06%	1.35	7/31/19	730,000	[b]	730,652
U.S. Treasury Inflation Protected Securities, Bonds	0.88	2/15/47	291,356	[e]	291,199
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	1,500,734	[e]	1,511,564
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	2,349,680	[e]	2,307,475
U.S. Treasury Notes	1.75	11/15/20	8,380,000		8,344,483
U.S. Treasury Notes	1.88	9/30/22	8,480,000		8,377,644
				26,093,923
Utilities - .4%
Dominion Resources, Sr. Unscd. Notes	3.90	10/1/25	165,000		172,458
Duke Energy, Sr. Unscd. Notes	3.15	8/15/27	180,000		178,145
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	315,000		357,983
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/45	105,000	[c]	115,267
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/45	125,000		135,803
Nevada Power, Mortgage Notes	6.50	8/1/18	90,000		92,707
NiSource Finance, Gtd. Notes	5.65	2/1/45	230,000		285,023
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/37	25,000		34,368
				1,371,754
Total Bonds and Notes (cost $79,872,299)			80,713,282

Description	Shares		Value ($)
Common Stocks - 62.6%
Consumer Discretionary - 4.1%
Amazon.com	1,739	[f]	2,046,368
Comcast, Cl. A	59,082		2,217,938
Delphi Automotive	9,520		996,458
Dollar Tree	9,514	[f]	977,659
Goodyear Tire & Rubber	34,687		1,122,818
Home Depot	5,689		1,022,996
Las Vegas Sands	19,682		1,363,766
Omnicom Group	28,292	[c]	2,021,180
Priceline Group	448	[f]	779,390
Twenty-First Century Fox, Cl. A	17,444		557,161
		13,105,734
Consumer Staples - 3.5%
Coca-Cola	24,289		1,111,708
Coca-Cola European Partners	21,231		827,797
Conagra Brands	39,441		1,472,333
Costco Wholesale	10,977		2,024,488
Kellogg	40,243	[c]	2,662,477
Kraft Heinz	13,723		1,116,641
Mondelez International, Cl. A	19,272		827,540
PepsiCo	11,591		1,350,583
		11,393,567
Energy - 5.7%
Anadarko Petroleum	21,876		1,052,017
EOG Resources	38,870		3,977,178
Hess	36,651		1,681,548
Occidental Petroleum	85,195		6,006,247
Phillips 66	41,268		4,026,106
Schlumberger	26,119		1,641,579
		18,384,675
Exchange-Traded Funds - .0%
iShares Russell 1000 Value ETF	1,271		156,371
Financials - 17.1%
Allstate	12,438		1,276,885
American Express	14,746		1,440,832
American International Group	17,351		1,040,366
Ameriprise Financial	6,765		1,104,251
Athene Holding, Cl. A	6,125		294,429
Bank of America	238,786		6,726,602
BB&T	26,484		1,308,839
Berkshire Hathaway, Cl. B	43,351	[f]	8,367,176
Citigroup	75,649		5,711,499
Goldman Sachs Group	12,324		3,051,915
Hartford Financial Services Group	21,962		1,261,497

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 62.6% (continued)
Financials - 17.1% (continued)
JPMorgan Chase & Co.	92,926		9,712,626
PNC Financial Services Group	12,776		1,795,795
Prudential Financial	28,314		3,279,894
Raymond James Financial	9,619		849,358
SunTrust Banks	19,854		1,223,602
Synchrony Financial	91,559		3,286,053
U.S. Bancorp	15,906		877,216
Voya Financial	63,193		2,793,131
		55,401,966
Health Care - 8.3%
Abbott Laboratories	29,087		1,639,634
AbbVie	5,767		558,938
Aetna	11,180		2,014,412
AmerisourceBergen	6,293		533,772
Anthem	2,480		582,701
Biogen	4,847	[f]	1,561,558
BioMarin Pharmaceutical	9,105	[f]	781,209
Boston Scientific	18,750	[f]	492,750
Bristol-Myers Squibb	8,839		558,536
Celgene	8,829	[f]	890,228
Express Scripts Holding	8,769	[f]	571,563
Gilead Sciences	17,548		1,312,239
Humana	3,357		875,707
IDEXX Laboratories	5,218	[f]	816,147
Johnson & Johnson	49,053		6,834,554
Pfizer	105,186		3,814,044
UnitedHealth Group	12,679		2,892,967
		26,730,959
Industrials - 6.7%
Delta Air Lines	49,081		2,597,367
Fortive	13,650		1,018,972
General Dynamics	5,363		1,110,999
Honeywell International	17,514		2,731,483
L3 Technologies	15,133		3,005,262
Northrop Grumman	2,718		835,513
Quanta Services	69,264	[f]	2,625,106
Raytheon	13,509		2,582,245
Union Pacific	9,157		1,158,360
United Technologies	32,017		3,888,465
		21,553,772
Information Technology - 10.6%
Alphabet, Cl. A	522	[f]	540,881
Alphabet, Cl. C	2,770	[f]	2,829,306

Description	Shares		Value ($)
Common Stocks - 62.6% (continued)
Information Technology - 10.6% (continued)
Apple	35,402		6,083,834
Cisco Systems	181,436		6,767,563
Facebook, Cl. A	11,263	[f]	1,995,578
First Data, Cl. A	64,735	[f]	1,064,891
Fortinet	19,117	[f]	804,061
Harris	8,491		1,226,949
HubSpot	8,192	[f]	663,142
Microchip Technology	10,429	[c]	907,219
Microsoft	39,527		3,326,988
NVIDIA	4,183		839,570
Oracle	43,674		2,142,646
PayPal Holdings	14,330	[f]	1,085,211
Splunk	11,035	[f]	883,793
Square, Cl. A	23,695	[f]	929,318
Teradata	15,117	[c,f]	574,597
Texas Instruments	15,973		1,554,013
		34,219,560
Materials - 3.7%
CF Industries Holdings	43,528		1,630,994
DowDuPont	46,917		3,376,147
Freeport-McMoRan	37,499	[f]	521,986
Martin Marietta Materials	3,681		767,084
Newmont Mining	54,461		2,014,512
Packaging Corporation of America	14,518		1,721,835
Vulcan Materials	15,227		1,913,273
		11,945,831
Real Estate - .3%
Lamar Advertising, Cl. A	13,280	[c,g]	999,054
Telecommunications - 1.8%
AT&T	107,991		3,928,713
Verizon Communications	39,165		1,993,107
		5,921,820
Utilities - .8%
FirstEnergy	44,657		1,524,590
NRG Yield, Cl. A	49,613	[c]	933,221
		2,457,811
Total Common Stocks (cost $161,367,196)	202,271,120

Other Investment - 12.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $39,957,405)	39,957,405	[h]	39,957,405

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,079,769)	1,079,769	[h] 1,079,769
Total Investments (cost $282,276,669)	100.3%	324,021,576
Liabilities, Less Cash and Receivables	(0.3%)	(1,055,110)
Net Assets	100.0%	322,966,466

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, these securities were valued at $4,549,870 or 1.41% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At November 30, 2017, the value of the fund’s securities on loan was $9,197,157 and the value of the collateral held by the fund was $9,458,940, consisting of cash collateral of $1,079,769 and U.S. Government & Agency securities valued at $8,379,171.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust.

h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Common Stocks	62.6
U.S. Government Agencies/Mortgage-Backed	15.6
Money Market Investments	12.7
Corporate Bonds	7.1
Asset-Backed	1.3
Commercial Mortgage-Backed	.4
Municipal Bonds	.3
Foreign/Governmental	.3
Exchange-Traded Funds	.0
100.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 11/30/16 ($)	Purchases ($)	Sales ($)	Value 11/30/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	272,950	72,922,112	72,115,293	1,079,769.3		—
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,216,080	64,794,889	32,053,564	39,957,405	12.4	223,104
Total	7,489,030	137,717,001	104,168,857	41,037,174	12.7	223,104

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,197,157)—Note 1(c):
Unaffiliated issuers	241,239,495	282,984,402
Affiliated issuers	41,037,174	41,037,174
Cash		67,972
Cash denominated in foreign currency	2,834	2,612
Receivable for investment securities sold		2,346,821
Dividends, interest and securities lending income receivable		887,181
Receivable for shares of Beneficial Interest subscribed		64,988
Prepaid expenses		69,352
		327,460,502
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		318,383
Payable for investment securities purchased		2,406,469
Liability for securities on loan—Note 1(c)		1,079,769
Payable for shares of Beneficial Interest redeemed		592,162
Accrued expenses		97,253
		4,494,036
Net Assets ($)		322,966,466
Composition of Net Assets ($):
Paid-in capital		267,143,605
Accumulated undistributed investment income—net		2,737,575
Accumulated net realized gain (loss) on investments		11,340,601
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		41,744,685
Net Assets ($)		322,966,466

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	231,676,971	23,183,259	14,476,142	18,202,929	11,339	35,415,826
Shares Outstanding	9,813,639	985,528	611,229	768,543	478.70	1,504,643
Net Asset Value Per Share ($)	23.61	23.52	23.68	23.68	23.69	23.54

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2017

Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	3,753,127
Affiliated issuers	223,104
Interest	2,229,481
Income from securities lending—Note 1(c)	29,289
Total Income	6,235,001
Expenses:
Management fee—Note 3(a)	2,371,767
Shareholder servicing costs—Note 3(c)	876,189
Distribution fees—Note 3(b)	198,750
Professional fees	113,438
Registration fees	98,945
Custodian fees—Note 3(c)	40,024
Trustees’ fees and expenses—Note 3(d)	24,183
Prospectus and shareholders’ reports	21,754
Loan commitment fees—Note 2	6,968
Miscellaneous	49,817
Total Expenses	3,801,835
Less—reduction in expenses due to undertaking—Note 3(a)	(170,005)
Less—reduction in fees due to earnings credits—Note 3(c)	(8,817)
Net Expenses	3,623,013
Investment Income—Net	2,611,988
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,246,236
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	13,244,493
Net Realized and Unrealized Gain (Loss) on Investments	29,490,729
Net Increase in Net Assets Resulting from Operations	32,102,717

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2017	2016[a]
Operations ($):
Investment income—net	2,611,988	2,755,906
Net realized gain (loss) on investments	16,246,236	1,388,441
Net unrealized appreciation (depreciation) on investments	13,244,493	11,278,082
Net Increase (Decrease) in Net Assets Resulting from Operations	32,102,717	15,422,429
Distributions to Shareholders from ($):
Investment income—net:
Class A	(1,996,036)	(1,621,212)
Class C	(92,761)	(39,392)
Class I	(158,197)	(55,683)
Class J	(231,241)	(200,631)
Class Y	(135)	-
Class Z	(434,947)	(385,410)
Net realized gain on investments:
Class A	-	(8,424,267)
Class C	-	(1,480,081)
Class I	-	(224,778)
Class J	-	(813,261)
Class Z	-	(1,688,372)
Total Distributions	(2,913,317)	(14,933,087)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	55,527,584	11,446,614
Class C	2,780,740	2,701,657
Class I	19,319,417	6,422,477
Class J	444,478	372,457
Class Y	-	10,000
Class Z	1,201,092	1,338,448
Distributions reinvested:
Class A	1,873,917	9,411,471
Class C	67,037	1,011,352
Class I	149,003	240,182
Class J	220,656	971,948
Class Z	413,294	1,976,587
Cost of shares redeemed:
Class A	(28,834,649)	(24,291,322)
Class C	(10,404,613)	(7,739,577)
Class I	(14,740,977)	(3,103,550)
Class J	(1,948,035)	(1,544,808)
Class Z	(4,465,224)	(5,536,599)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	21,603,720	(6,312,663)
Total Increase (Decrease) in Net Assets	50,793,120	(5,823,321)
Net Assets ($):
Beginning of Period	272,173,346	277,996,667
End of Period	322,966,466	272,173,346
Undistributed investment income—net	2,737,575	2,925,896

	Year Ended November 30,
	2017	2016[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	2,477,504	565,558
Shares issued for distributions reinvested	87,281	477,013
Shares redeemed	(1,291,745)	(1,205,468)
Net Increase (Decrease) in Shares Outstanding	1,273,040	(162,897)
Class Cb
Shares sold	125,519	133,036
Shares issued for distributions reinvested	3,112	51,078
Shares redeemed	(464,499)	(386,850)
Net Increase (Decrease) in Shares Outstanding	(335,868)	(202,736)
Class Ib
Shares sold	879,188	307,373
Shares issued for distributions reinvested	6,934	12,161
Shares redeemed	(667,383)	(154,049)
Net Increase (Decrease) in Shares Outstanding	218,739	165,485
Class J
Shares sold	19,754	18,721
Shares issued for distributions reinvested	10,268	49,212
Shares redeemed	(86,420)	(78,043)
Net Increase (Decrease) in Shares Outstanding	(56,398)	(10,110)
Class Y
Shares sold	-	479
Net Increase (Decrease) in Shares Outstanding	-	479
Class Z
Shares sold	53,722	66,490
Shares issued for distributions reinvested	19,340	100,641
Shares redeemed	(201,175)	(276,125)
Net Increase (Decrease) in Shares Outstanding	(128,113)	(108,994)

a On September 30, 2016, the fund commenced offering Class Y shares.

b  During the period ended November 30, 2017, 45 Class A shares representing $999 were exchanged for 45 Class I shares and during the period ended November 30, 2016, 622 Class A shares representing $12,546 were exchanged for 621 Class I shares and 1,509 Class C shares representing
     $31,260 were exchanged for 1,504 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.42	21.35	22.86	21.43	18.03
Investment Operations:
Investment income—net[a]	.20	.22	.18	.19	.18
Net realized and unrealized gain (loss) on investments	2.22	1.02	.21	1.71	3.45
Total from Investment Operations	2.42	1.24	.39	1.90	3.63
Distributions:
Dividends from investment income—net	(.23)	(.19)	(.18)	(.19)	(.23)
Dividends from net realized gain on investments	—	(.98)	(1.72)	(.28)	—
Total Distributions	(.23)	(1.17)	(1.90)	(.47)	(.23)
Net asset value, end of period	23.61	21.42	21.35	22.86	21.43
Total Return (%)[b]	11.42	6.25	1.84	8.99	20.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.30	1.27	1.27	1.32
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	.90	1.09	.86	.86	.91
Portfolio Turnover Rate	97.15	105.77	114.35	110.18	112.56
Net Assets, end of period ($ x 1,000)	231,677	182,935	185,781	183,228	181,922

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.34	21.26	22.77	21.34	17.94
Investment Operations:
Investment income—net[a]	.03	.07	.02	.02	.04
Net realized and unrealized gain (loss) on investments	2.22	1.02	.21	1.70	3.45
Total from Investment Operations	2.25	1.09	.23	1.72	3.49
Distributions:
Dividends from investment income—net	(.07)	(.03)	(.02)	(.01)	(.09)
Dividends from net realized gain on investments	—	(.98)	(1.72)	(.28)	—
Total Distributions	(.07)	(1.01)	(1.74)	(.29)	(.09)
Net asset value, end of period	23.52	21.34	21.26	22.77	21.34
Total Return (%)[b]	10.62	5.46	1.05	8.16	19.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	2.05	2.02	2.01	2.05
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets	.14	.34	.11	.11	.18
Portfolio Turnover Rate	97.15	105.77	114.35	110.18	112.56
Net Assets, end of period ($ x 1,000)	23,183	28,203	32,403	33,966	31,582

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.49	21.41	22.93	21.49	18.08
Investment Operations:
Investment income—net[a]	.26	.28	.24	.24	.23
Net realized and unrealized gain (loss) on investments	2.21	1.02	.20	1.72	3.46
Total from Investment Operations	2.47	1.30	.44	1.96	3.69
Distributions:
Dividends from investment income—net	(.28)	(.24)	(.24)	(.24)	(.28)
Dividends from net realized gain on investments	—	(.98)	(1.72)	(.28)	—
Total Distributions	(.28)	(1.22)	(1.96)	(.52)	(.28)
Net asset value, end of period	23.68	21.49	21.41	22.93	21.49
Total Return (%)	11.64	6.57	2.07	9.27	20.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.02	1.01	1.05
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	1.14	1.39	1.11	1.09	1.17
Portfolio Turnover Rate	97.15	105.77	114.35	110.18	112.56
Net Assets, end of period ($ x 1,000)	14,476	8,433	4,860	4,099	2,604

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended November 30,
Class J Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.49	21.41	22.93	21.49	18.06
Investment Operations:
Investment income—net[a]	.26	.27	.24	.24	.22
Net realized and unrealized gain (loss) on investments	2.21	1.03	.20	1.71	3.47
Total from Investment Operations	2.47	1.30	.44	1.95	3.69
Distributions:
Dividends from investment income—net	(.28)	(.24)	(.24)	(.23)	(.26)
Dividends from net realized gain on investments	—	(.98)	(1.72)	(.28)	—
Total Distributions	(.28)	(1.22)	(1.96)	(.51)	(.26)
Net asset value, end of period	23.68	21.49	21.41	22.93	21.49
Total Return (%)	11.69	6.56	2.07	9.24	20.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.04	1.00	.99	1.03
Ratio of net expenses to average net assets	.95	.95	.95	.95	.98
Ratio of net investment income to average net assets	1.15	1.34	1.11	1.11	1.13
Portfolio Turnover Rate	97.15	105.77	114.35	110.18	112.56
Net Assets, end of period ($ x 1,000)	18,203	17,725	17,879	20,184	20,441

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	21.47	20.89
Investment Operations:
Investment income—net[b]	.26	.04
Net realized and unrealized gain (loss) on investments	2.24	.54
Total from Investment Operations	2.50	.58
Distributions:
Dividends from investment income—net	(.28)	—
Net asset value, end of period	23.69	21.47
Total Return (%)	11.74	2.83[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	1.08[d]
Ratio of net expenses to average net assets	.93	.95[d]
Ratio of net investment income to average net assets	1.17	1.00[d]
Portfolio Turnover Rate	97.15	105.77
Net Assets, end of period ($ x 1,000)	11	10

a From September 30, 2016 (commencement of initial offering) to November 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.36	21.29	22.81	21.37	17.94
Investment Operations:
Investment income—net[a]	.24	.26	.22	.23	.20
Net realized and unrealized gain (loss) on investments	2.21	1.01	.21	1.70	3.45
Total from Investment Operations	2.45	1.27	.43	1.93	3.65
Distributions:
Dividends from investment income—net	(.27)	(.22)	(.23)	(.21)	(.22)
Dividends from net realized gain on investments	—	(.98)	(1.72)	(.28)	—
Total Distributions	(.27)	(1.20)	(1.95)	(.49)	(.22)
Net asset value, end of period	23.54	21.36	21.29	22.81	21.37
Total Return (%)	11.59	6.51	1.96	9.18	20.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.13	1.12	1.10	1.17
Ratio of net expenses to average net assets	1.02	1.02	1.03	1.01	1.10
Ratio of net investment income to average net assets	1.08	1.27	1.03	1.05	1.02
Portfolio Turnover Rate	97.15	105.77	114.35	110.18	112.56
Net Assets, end of period ($ x 1,000)	35,416	34,868	37,073	39,991	40,960

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Balanced Opportunity Fund (the “fund”) is the sole series of Dreyfus Manager Funds II (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class T, Class Y and Class Z. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I, Class J and Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class I and Class Y shares are sold generally to institutional investors and Class J and Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of

NOTES TO FINANCIAL STATEMENTS (continued)

Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	4,202,979	—	4,202,979
Commercial Mortgage-Backed	—	1,385,181	—	1,385,181
Corporate Bonds†	—	22,738,852	—	22,738,852
Equity Securities―Domestic Common Stocks†	202,114,749	—	—	202,114,749
Exchange-Traded Funds	156,371	—	—	156,371
Foreign Government	—	873,878	—	873,878
Municipal Bonds†	—	1,078,789	—	1,078,789
Registered Investment Companies	41,037,174	—	—	41,037,174
U.S. Government Agencies/Mortgage-Backed	—	24,339,680	—	24,339,680
U.S. Treasury	—	26,093,923	—	26,093,923

† See Statement of Investments for additional detailed categorizations.

At November 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2017, The Bank of New York Mellon earned $5,965 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,965,966, undistributed capital gains $10,470,626 and unrealized appreciation $40,729,522. In addition, the fund had $343,253 of capital losses realized after October 31, 2017, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2017 and November 30, 2016 were as follows: ordinary income $2,913,317 and $2,304,402, and long-term capital gains $0 and $12,628,685, respectively.

During the period ended November 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities and real estate investment companies, the fund increased accumulated undistributed investment income-net by $113,008 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2016 through March 31, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $170,005 during the period ended November 30, 2017.

During the period ended November 30, 2017, the Distributor retained $9,412 from commissions earned on sales of the fund’s Class A shares and $393 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2017, Class C shares were charged $198,750 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2017, Class A and Class C shares were charged $506,855 and $66,250, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2017, Class Z shares were charged $24,877 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $74,159 for transfer agency services and $8,721 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $8,721.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged $40,024 pursuant to the custody agreement. These fees were partially offset by earnings credits of $96.

During the period ended November 30, 2017, the fund was charged $13,480 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

NOTES TO FINANCIAL STATEMENTS (continued)

$219,059, Distribution Plan fees $14,389, Shareholder Services Plan fees $51,483, custodian fees $12,065, Chief Compliance Officer fees $8,967 and transfer agency fees $12,420.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended November 30, 2017, amounted to $263,010,186 and $272,461,936, respectively.

At November 30, 2017, the cost of investments for federal income tax purposes was $283,291,832; accordingly, accumulated net unrealized appreciation on investments was $40,729,744, consisting of $43,534,023 gross unrealized appreciation and $2,804,279 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Balanced Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Balanced Opportunity Fund (the sole series comprising Dreyfus Manager Funds II) (the Fund), as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not recieved. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Opportunity Fund at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
January 25, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 99.67% of the ordinary dividends paid during the fiscal year ended November 30, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,913,317 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 100

———————

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Balanced Opportunity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6000AR1117

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,652 in 2016 and $41,668 in 2017.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $21,630 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,876 in 2016 and $3,503 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,324 in 2016 and $1,489 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,065,758 in 2016 and $31,197,139 in 2017.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds II

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 25, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)